UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2008

CastlePoint Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33374	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Hall, 11 Victoria Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(441) 294-6409

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As reported on a current reports on Form 8-K of CastlePoint Holdings, Ltd. ("CastlePoint") dated August 5, 2008 and August 6, 2008, on August 4, 2008, CastlePoint entered into an Agreement and Plan of Merger (the "Merger Agreement"), among Tower Group, Inc. (“Tower”), Ocean I Corporation, a wholly-owned indirect subsidiary of Tower, and CastlePoint.  The purpose of this Item 1.01 in this current report on Form 8K is to correct a typographical error in Exhibit 2.1 to the current report on Form 8-K dated August 6, the Merger Agreement.  Specifically, the reference to "$16.75" in Section 7.1(h) of the Merger Agreement has been corrected in Exhibit 2.1 attached hereto with a reference to "$17.50."

Exhibit 2.1 to the current report on Form 8-K of CastlePoint dated August 6,2008 is hereby replaced with the attached Exhibit 2.1, which is incorporated herein by reference.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2008, CastlePoint Holdings, Ltd. issued a press release reporting its financial results for the second quarter 2008. A copy of this press release is furnished hereunder as Exhibit 99.1 to this report and incorporated herein.

The information provided in this Form 8-K, pursuant to  “Item 2.02, Results of Operations and Financial Condition”, including the press release included as exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"),or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The release filed herewith includes non-GAAP information on operating earnings investment yield and return on equity as well as references to statutory results. Management believes these non-GAAP information is useful to investors to better understand the results of operation and financial condition. Not only is such information a valuable tool to evaluate the underlying profitability of the insurance operations since it excludes impact of the investment results, but management employs the same information to assess the status of its operations.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1:	Agreement and Plan of Merger dated August 4, 2008 between Tower Group, Inc., Ocean 1 and CastlePoint Holdings, Ltd. (corrected)

Exhibit 99.1	Exhibit 99.1: Press release titled "CastlePoint Reports Second Quarter 2008 Results” dated August 7, 2008

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of CastlePoint and Tower Group, Inc. (“Tower”) may include forward-looking statements that reflect CastlePoint’s and Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, and the combined company to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences:  the ability to obtain governmental approvals or rulings on or regarding the transaction on the proposed terms and schedule; the failure of the shareholders of CastlePoint or the stockholders of Tower to approve the amalgamation; the failure to satisfy the closing conditions to the transaction; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the amalgamation making it difficult to maintain relationships with customers, employees, brokers and managing general agents1; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of merger and/or the other transactions contemplated by the merger agreement differently from CastlePoint and Tower’s tax advisors; costs relating to the transaction; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of CastlePoint and Tower 's investments; changes in regulations or laws applicable to CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of CastlePoint's or Tower’s reinsurers to pay claims timely or at all; decreased demand for CastlePoint or Tower’s insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under CastlePoint and Tower’s insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Important Information About the Proposed Transaction and Where to Find It:

This communication is being made in connection with the proposed business combination involving CastlePoint and Tower.  In connection with the proposed transaction, CastlePoint and Tower will file a joint proxy statement/prospectus with the Securities and Exchange Commission (“SEC”).  INVESTORS AND SECURITY HOLDERS OF CASTLEPOINT AND TOWER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus and any other relevant documents filed with the SEC by CastlePoint and Tower, free of charge, through the website maintained by the SEC at www.sec.gov.  In addition, copies of the definitive proxy statement/prospectus and any other relevant documents filed with the SEC by CastlePoint may be obtained, free of charge, from CastlePoint by directing a request to:

CastlePoint Holdings, Ltd.,
Victoria Hall
11 Victoria Street
Hamilton HM 11 Bermuda
Joel Weiner, Senior Vice President and
Chief Financial Officer, 441-294-6400
info@CastlePoint.bm

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation:

CastlePoint, Tower and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding CastlePoint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 31, 2008, and its proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on April 29, 2008. Information regarding Tower’s directors and executive officers is available in Tower’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 14, 2008, and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 11, 2008.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and any other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CastlePoint Holdings, Ltd.

Date:	August 7, 2008

/s/ Joel S. Weiner
Senior Vice-president and Chief Financial Officer

Exhibit index

Exhibit 2.1:	Agreement and Plan of Merger dated August 4, 2008 between Tower Group, Inc., Ocean 1 and CastlePoint Holdings, Ltd. (corrected)

Exhibit 99.1	Exhibit 99.1: Press release titled "CastlePoint Reports Second Quarter 2008 Results” dated August 7, 2008